UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2011

THE BRAINY BRANDS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54344	30-0457914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

460 Brogdon Road, Suite 400
Suwanee, GA 30024
(Address of principal executive offices) (zip code)

(678) 762-1100
 (Registrant's telephone number, including area code)

    Copies to:
Marc Ross, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2011, The Brainy Brands Company, Inc. (the “Company”) entered into a note and warrant amendment with the parties identified on the signature pages thereto (the “Note and Warrant Amendment”). Pursuant to the Note and Warrant Amendment, the conversion price of all of the Company’s outstanding convertible promissory notes was reduced from $0.20 to $0.08, and the exercise price of all of the Company’s outstanding warrants was reduced from $0.20 to $0.08 (the “Conversion and Exercise Price Reduction”).

On November 15, 2011, the Company entered into a fourth consent and waiver agreement (the “Waiver Agreement”) with the parties (the “Investors”) identified on the signature pages thereto. Pursuant to the Waiver Agreement:

•
The Investors waived the requirement, under the third consent and waiver agreement, dated September 23, 2011, among the Company and the parties identified on the signature pages thereto, that the Company increase its authorized shares of common stock to 500,000,000 shares by December 1, 2011.

•	The Company agreed to use its best efforts to effect a 10-to-1 reverse split of its common stock by April 1, 2012.

•
The Investors waived the application of the last sentence of Section 3.3 of each of the warrants issued pursuant to the subscription agreements entered into by the Company in November 2010 and April 2011, with respect to (i) the Conversion and Exercise Price Reduction, and (ii) any future action taken by the Company, such that, as of the date of the Waiver Agreement, the last sentence of such warrants will be deemed to have been removed, and there will be no further adjustment of the number of shares of common stock underlying such warrants that may be purchased upon full exercise of each of such warrants, as a result of (a) the Conversion and Exercise Price Reduction, or (b) any future action by the Company.

•
The Investors waived the Company’s obligation to comply with Schedule 9(e) to the subscription agreement entered into by the Company in August 2011, such that the Company’s use of proceeds from the sale of securities under such subscription agreement will be in the Company’s sole discretion.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Note and Warrant Amendment, dated November 15, 2011, among the Company and the parties identified on the signature pages thereto.

10.2	Fourth Consent and Waiver Agreement, dated November 15, 2011, between the Company and the parties identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRAINY BRANDS COMPANY, INC.

Dated: November 18, 2011	By:	/s/ John Benfield
Name: John Benfield
Title: Chief Executive Officer

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